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                                                                   EXHIBIT 99.1


                           CONSENT OF ALAN C. ASHTON


        I, Alan C. Ashton, do hereby consent to be named as nominee to the Board of Directors of SKYMALL, INC., a Nevada corporation (the "Company"), in the Company's Registration Statement on Form S-1, including any pre-effective and post-effective amendments thereto, to be filed with the Securities and Exchange Commission.


                                            /s/ ALAN C. ASHTON
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